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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACCESS ANYTIME BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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ACCESS ANYTIME BANCORP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 25, 2003

        The Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP,  INC. (Company) will be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 25, 2003, at 8:30 a.m., local time.

        A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

        The meeting is for the purpose of considering and acting upon:

  1.
  The election of three directors of the Company.

  2.
  Amendment of the 1997 Stock Option and Incentive Plan (Plan) to increase the number of stock options available to be granted from time to time under the Plan by 100,000 shares.

  3.
  The ratification of the appointment of KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2003.

  4.
  Such other matters as may properly come before the meeting or any adjournments thereof.

        Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on March 13, 2003 are the stockholders entitled to vote at the meeting and any adjournments thereof.

        You are requested to fill in and sign the enclosed PROXY, which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The PROXY will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS
Kathy Allenberg, Corporate Secretary

Albuquerque, New Mexico
March 18, 2003

YOUR VOTE IS IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR
ACCESS ANYTIME BANCORP, INC.
5210 EUBANK BLVD., N.E.
ALBUQUERQUE, NEW MEXICO 87111
(505) 742-7495
ANNUAL MEETING OF STOCKHOLDERS
April 25, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ACCESS ANYTIME BANCORP, INC. (the "Company") to be used at the Annual Meeting of Stockholders of the Company, which will be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 25, 2003 at 8:30 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 18, 2003.

        The Company is a Delaware corporation, which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors later approved a name change for the Bank to "FIRSTBANK". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

VOTING INFORMATION

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, ACCESS ANYTIME BANCORP, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88102, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein, "FOR" the proposed amendment to the 1997 Stock Option and Incentive Plan (as amended, the "Plan") and "FOR" the approval of the appointment of KPMG LLP as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

        Stockholders of record as of the close of business on March 13, 2003, are entitled to one vote for each share then held. As of March 13, 2003, the Company had 1,358,430 shares of common stock issued and outstanding, including unallocated shares held by the FIRSTBANK Profit Sharing and Stock Ownership Plan (the "ESOP"). With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly. The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder may be contacted for clarification.

        Approval of the Plan requires a quorum to be present or represented at the meeting. The affirmative vote of the holders of a majority of the shares represented at the meeting in person or by proxy is required for approval of such matter.

        Ratification of the hiring by the Board of Directors of KPMG LLP as the independent public accountants for the 2003 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the external auditors.

        All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

        The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of each of the other proposals set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

        Participants in the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") will receive, with this proxy statement, a voting instruction form that reflects all shares that the participant may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP Trustee, but each participant in the ESOP may direct the Trustee how to vote the shares of the Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP will be voted by the ESOP Trustee as directed by the ESOP Committee. Allocated shares for which no timely voting instructions are received will not be voted.

        The Company is not aware of any arrangements the operation of which might at a subsequent date result in a change in control of the Company.

        Under Securities and Exchange Commission (the "Commission" or "SEC") rules, a proxy may confer discretionary authority to vote on a matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its proxy statement for the prior year's annual meeting of stockholders (in this case, such date would be February 1, 2003), and a specific statement is made to that effect in the proxy statement.

PRINCIPAL OWNERS OF VOTING SECURITIES

        Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who beneficially owned more than 5% of the Company's outstanding shares of common stock as of March 13, 2003. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (including those listed separately below) of the Company as a group as of March 13, 2003. Individual beneficial ownership of shares by the other directors of the Company is set forth under "Proposal 1—Election of Directors".

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(11)		Subtotal Percent of Shares of Capital Stock Outstanding(1)	ESOP Committee Shared Voting Power Percent(7)	Total Percent of Shares Outstanding
FIRSTBANK Profit Sharing and Employee Stock Ownership Plan c/o ESOP Committee 801 Pile Street—P.O. Box 1569 Clovis, New Mexico 88101	160,000	(7)	0%	11.8%	11.8%
Group filing by: Jeffrey L. Gendell Tontine Financial Partners, L.P. Tontine Management, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	144,300	(3)	10.6%	0%	10.6%
Norman Corzine P.O. Box 16005 Albuquerque, NM 87191	110,961	(5)(6)(12)	7.9%	11.8%	19.7%
Kenneth J. Huey, Jr. P.O. Box 1572 Clovis, NM 88102	94,228	(5)(6)(12)	6.7%	11.8%	18.5%
Robert Chad Lydick P.O. Box 1386 Clovis, NM 88101	71,177	(4)(8)(12)	5.2%	11.8%	17.0%
Allan M. Moorhead 8322 Washington Place, N.E. Albuquerque, NM 87113	28,650	(4)(9)(12)	2.1%	11.8%	13.9%
David Ottensmeyer, M.D. 102 Crofton Court Fairhope, AL 36532	29,580	(4)(10)(12)	2.2%	11.8%	14.0%
All Executive Officers and Directors as a Group (10 persons)	439,809	(4)(6)(12)	29.3%	11.8%	41.1%

(1)
Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

(2)
Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

(3)
Based on Schedule 13G filing, dated February 03, 2003, made with the SEC by such group. Such Schedule 13G filing indicates shared voting and dispositive powers for 144,300 shares by Tontine Financial Partners, L.P., shared voting and dispositive powers for 144,300 shares by Tontine

  Management, L.L.C., shared voting and dispositive powers for 144,300 shares by Mr. Jeffrey L. Gendell, and a 9.8% ownership of the outstanding common stock. The Company makes no representation as to the accuracy or completeness of such information. The percentage ownership shown on the Schedule 13G filing was based on a number for the outstanding shares that did not reflect the recent, publicly announced stock buyback by the Company.

(4)
Does not include stock units pursuant to the Non-Employee Director Retainer Plan (Plan) for the Board of Directors, under which plan the directors will receive common stock upon termination of service on the Board or upon termination of the plan. Current stock unit holdings are: Mr. Guthals, 2,078 units; Mr. Harding, 1,180 units; Dr. Higgins, 1,587 units; Mr. Lydick, 2,942 units; Mr. Martin, 4,047 units; Mr. Moorhead, 4,000 units; and Dr. Ottensmeyer, 3,955 units. Messrs. Corzine and Huey are not eligible to participate in such Plan. See "DIRECTORS' COMPENSATION" for further discussion.

(5)
Includes 15,151 shares held for Mr. Corzine and 12,683 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997 on some of the shares, if applicable.

(6)
Does not include shares held in a Rabbi Trust established in connection with the Bank's executive savings plan, which is a deferred compensation plan.

(7)
The shares of common stock owned by the ESOP are held in trust for the benefit of participants in the ESOP for which First Financial Trust Company, Albuquerque, New Mexico, is Trustee, subject to the direction of the ESOP Committee. Under the ESOP, participants are entitled to instruct the ESOP Trustee on how to vote all Company common stock allocated to their accounts (80,000 common shares of common stock as of December 31, 2002) and will receive a separate proxy to vote for such shares. All shares of common stock allocated to the participants for which no voting instructions are received will not be voted by the Trustee. All unallocated shares of common stock held by the ESOP will be voted as directed by the ESOP Committee. As of March 28, 2001, the ESOP Committee, which is appointed by the Board of Directors, consisted of five Company directors, Mr. Norm Corzine, Mr. Ken Huey, Mr. Robert Chad Lydick, Mr. Allan Moorhead and Dr. David Ottensmeyer. The ESOP Committee members filed a Schedule 13D with the SEC on March 30, 2001 and have amended the Schedule 13D filing since then to reflect the subsequent allocations of shares to ESOP participants.

(8)
Includes 7,423 shares held in Mr. Lydick's and/or his spouse's name and 2,248 shares held in his daughters' names, with shared voting and dispositive powers over all of these shares with his spouse. Also includes 44,880 shares owned by Mr. Lydick's father and 12,546 shares owned by Lydick Engineers & Surveyors, Inc., over which Mr. Lydick has shared voting and dispositive powers with his spouse and/or his father.

(9)
Mr. Moorhead has 16,978 shares held in the Moorhead Family Trust and 7,592 shares held by Mechanical Representatives, Inc., which is controlled by Mr. Moorhead.

(10)
Shares in the amount of 25,500 shares shown for Dr. Ottensmeyer are held in a family trust.

(11)
The numbers of shares shown for Mr. Corzine and Mr. Huey include 51,900 shares and 51,900 shares, respectively, granted pursuant to option grants and reflect the 2% stock dividend (900 shares each) of October 31, 1997. The number of shares shown for Mr. Moorhead includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Lydick includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Dr. Ottensmeyer includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997.

(12)
Other than with respect to the shared voting power of the members of the ESOP Committee, which is reflected in a separate column.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Board of Directors urges you to vote "FOR" the nominees for the Board of Directors described below. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

        The Board has set the number of directors at ten. At the meeting, there will be three director positions available to vote on. The Nominating Committee of the Board of Directors has nominated three incumbent directors, Mr. Charles Guthals, Cornelius Higgins, Ph.D., and David Ottensmeyer, M.D., to stand for re-election to fill the three available positions with terms expiring in 2006.

        Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the three nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this proxy statement.

        Each of the nominees has consented to being named in this proxy statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee will be unable to serve.

        The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director of the Company and the number of shares of the Company's common stock beneficially owned as of March 13, 2003. Ownership is direct unless otherwise specified.

UP FOR ELECTION

NAME	AGE (1)	PRINCIPAL OCCUPATION (2)	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (8)	TERM TO EXPIRE (4)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (3)(5)(6)		PER CENT OF CLASS
Charles H. Guthals	65	President and majority stockholder of Guthals Co., Inc., a Clovis, NM nursery and landscaping company; Director of FIRSTBANK.	1996	2006	17,365	(4)(7)	1.3%
Cornelius Higgins, Ph.D.	61	Director, President & CEO, Applied Research Associates, Inc., Albuquerque, NM, a national engineering firm, since 1979.	1997	2006	20,880	(4)	1.5%
David Ottensmeyer, M.D.	72	Healthcare Consultant, since January 1996; Director of FIRSTBANK since January 2000.	1997	2006		(4)(9)	(9)

CONTINUING IN OFFICE

NAME	AGE (1)	PRINCIPAL OCCUPATION (2)	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (8)	TERM TO EXPIRE (4)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (3)(5)(6)		PER CENT OF CLASS
Norman Corzine	60	Chairman and Chief Executive Officer of the Company since 1996; Vice Chairman of the Board and Executive Vice President of FIRSTBANK and Director; Director—Applied Research Associates, Inc., Albuquerque, NM.	1996	2005		(9)	(9)
Richard H. Harding	58	Partner in Santa Fe Equity Partners, LLC since 1998; Senior Vice-President of Silicon Valley Bank, Santa Clara, CA 1996-1999; Executive Vice President of Silicon Valley Bank, Santa Clara, CA 1993-1996.	2000	2004	27,000		2.0%
Kenneth J. Huey, Jr.	58	Chief Financial Officer & Chief Adminstration Officer of the Company since January 1, 2003; President of the Company from 1996 to 2002; Executive Vice President and Director of FIRSTBANK since January 1, 2003; President, Chief Executive Officer and Director of FIRSTBANK from 1991 through 2002.	1996	2004		(9)	(9)
Robert Chad Lydick	53	President of Lydick Engineers and Surveyors, Inc., Clovis, NM; Chairman of the Board of FIRSTBANK.	1996	2005		(9)	(9)
Thomas W. Martin, III	55	President of Tucumcari Springwater & Seed Co., Inc., DBA Taco Box of Clovis and Portales, NM since 1969; Director of FIRSTBANK.	1996	2004	22,618		1.7%
Allan M. Moorhead	62	President and Chief Executive Officer of Mechanical Representatives, Inc., Albuquerque, NM, a manufacturing representative of heating, ventilation and air conditioning equipment since 1972; Director of FIRSTBANK since April 2001.	1997	2005		(9)	(9)

Don K. Padgett	53	President and Chief Lending Officer of the Company since April 2002; Executive Officer of the Company from January 2002 to April 2002; President, Chief Executive Officer, and Chief Lending Officer of FIRSTBANK since January 2003; and Executive Vice President and Chief Lending Officer of FIRSTBANK from February 2002 through December 2002; Senior Vice President of Bank of America New Mexico from January 1993 to December 2001.	2002	2005	17,350	(10)	1.3%

(1)
As of December 31, 2002.

(2)
Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

(3)
Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

(4)
Assuming re-election at the meeting.

(5)
Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The numbers of shares shown for Messrs. Martin and Guthals include 9,180 shares and 7,048 shares under option grants and reflect the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Harding includes 4,000 shares held under an option grant. The number of shares shown for Mr. Padgett includes 5,000 shares held under option grant.

(6)
Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors. Stock will not be received under such plan until after termination of a director's service on the Board or termination of the plan. Current stock unit holdings for the directors not shown in the table under "PRINCIPAL OWNERS OF VOTING SECURITIES" are: Mr. Guthals, 2,078 units; Mr. Harding, 1,180 units; Dr. Higgins, 1,587 units; Mr. Lydick, 2,942 units; Mr. Martin, 4,047 units; Mr. Moorhead, 4,000 units; and Dr. Ottensmeyer, 3,955 units. See "DIRECTORS' COMPENSATION" for further discussion. Messrs. Corzine, Padgett and Huey are not eligible to participate in such plan.

(7)
Includes 25 shares owned by Mr. Guthals' daughter, over which Mr. Guthals has shared voting and dispositive powers with his spouse.

(8)
Certain directors were first elected or appointed to the Board of FIRSTBANK prior to 1996. The dates shown in this table reflect director positions with the Company, which became the holding company for FIRSTBANK in 1996.

(9)
This information is shown in the table under "PRINCIPAL OWNERS OF VOTING SECURITIES" on pages 3 and 4.

(10)
Includes 2,950 shares held for Mr. Padgett in his account pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended December 31, 2002, the Board of Directors held four scheduled meetings and one special called Board meeting. All current directors attended at least 75% or more of the total number of these scheduled Board meetings and special Board meetings and committee meetings of the Board on which they served.

        The Executive Committee was composed of Messrs. Corzine, Huey, Lydick, Moorhead, and Padgett during the 2002 fiscal year. Mr. Padgett was added to this committee in January 2002, and Mr. Moorhead was added in May 2002. The committee is empowered to exercise the authority of the

Board of Directors when the Board is not in session. During the year ended December 31, 2002, the Executive Committee of the Company held four meetings.

        The Audit Committee, presently composed of Messrs. Guthals, Martin and Harding, and Drs. Higgins and Ottensmeyer, is responsible for the review and evaluation of the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's external independent auditors. During the year ended December 31, 2002, the Audit Committee held six meetings.

        Under the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ended December 31, 2002. The Nominating Committee does not consider nominees recommended by stockholders. Article II, Section 13 of the Company's Bylaws provides procedures for nomination of directors by the stockholders. The Bylaws provide that no nomination for director, except those made by the Nominating Committee, shall be voted upon at an annual meeting of stockholders unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. However, if the Nominating Committee shall fail or refuse to act at least 20 days prior to an annual meeting, nominations for director may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

        The Compensation/Retirement Committee is composed of Messrs. Corzine, Guthals, Huey, Lydick and Moorhead, and Drs. Ottensmeyer and Higgins. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are ratified by the Board of Directors. During the year ended December 31, 2002, the Compensation Committee held one meeting.

AUDIT COMMITTEE REPORT

        The Audit Committee of ACCESS ANYTIME BANCORP, INC. (the "Committee") is composed of five independent directors, who meet the independence requirements of NASDAQ, and operates under a written charter previously adopted by the Board of Directors. In accordance with SEC rules, the charter was provided to shareholders with the proxy statement for the 2001 Annual Meeting. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

        Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

        Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Mr. Charles H.Guthals (Chairman) Mr. Richard H. Harding Cornelius Higgins, Ph.D. Mr. Thomas W. Martin, III Dr. David Ottensmeyer

DIRECTORS' COMPENSATION

        At the May 30, 1997, Annual Meeting, the shareholders of the Company approved a Non-Employee Director Retainer Plan for the Board of Directors. During 2001, the non-employee directors received $650 per meeting as director meeting fees, which, under the plan may be taken in part or in whole in common stock of the Company. During 2002, the non-employee directors received $800 per meeting attended as director meeting fees for the Company and the Bank. Effective January 1, 2003, the non-employee directors will receive $1,000 per meeting attended as director meeting fees for the Company and Bank. The Board and the shareholders have previously approved amendments which made directors of subsidiary or affiliate companies eligible to participate in the plan and to receive stock units in lieu of cash. Common stock units are held under the plan for directors until they cease to serve, or the plan is terminated, at which time they will receive common stock in the amount of such units. All eligible directors of the Company and the Bank have elected to receive common stock of the Company as payment for all Company director meeting fees. Two Company and Bank directors elected to receive cash for Bank director meeting fees. Mr. Corzine, Mr. Padgett and Mr. Huey, as employees of the Company and the Bank, do not receive director meeting fees or stock under the Non-Employee Director Retainer Plan. As of March 13, 2003, the aggregate shares of common stock units held in the accounts of the eligible directors pursuant to the Non-Employee Director Retainer Plan were 19,789 common stock units, including the 2% stock dividend of October 31, 1997 on some of the units. Common stock certificate(s) for shares held in the participant's (director's) stock unit account will be delivered to a participant within ten days from the date a participant ceases to serve for any reason, or the plan is terminated.

EXECUTIVE OFFICERS

        Mr. Norman Corzine, 60, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996 and serves on the Bank's Board of Directors. Currently, he serves as a Vice Chairman of the Board of Directors and Executive Vice President of the Bank.

        Mr. Don K. Padgett, 53, has been employed by the Company as President and Chief Lending Officer since April 2002. He was an Executive Officer of the Company from January 2002 to April 2002 and served on both the Company's and the Bank's Board of Directors. Since January 1, 2003, he has been employed by the Bank as President, Chief Executive Officer, Chief Lending Officer and serves on the Board of Directors of the Bank. From January 2002 through December 2002, he was employed as Executive Vice President and Chief Lending Officer of the Bank. From January 1993 to December 2001 he was a Senior Vice President with Bank of America New Mexico.

        Mr. Kenneth J. Huey, Jr., 58, has been employed by the Company as Chief Financial Officer and Chief Administration Officer since April 2002. Previously, Mr. Huey served as President of the Company from October 1996 to April 2002. Since January 1, 2003, he has been employed by the Bank as Executive Vice President. He also serves on the Bank's Board of Directors. He was employed by the Bank from October 1991 through December 2002, as President and Chief Executive Officer.

EXECUTIVE COMPENSATION

        The following table sets forth information regarding compensation paid by the Company (and the Bank) to the Company's executive officers for services rendered during the three (3) fiscal years ended December 31, 2002.

SUMMARY COMPENSATION

Annual Compensation					Long Term Compensation Awards
Name and Principal Position as of December 31, 2002	Year	Salary (1)(5) $	Bonus (2) $	Other Annual Compensation (3) $	Securities Underlying Options #	All Other Compensation (4) $
Norman Corzine Chairman and Chief Executive Officer	2002 2001 2000	160,000 142,500 130,000	15,000 12,000 -0-	1,014 396 946	-0- -0- -0-	55,300 57,665 38,089
Don K. Padgett President	2002	110,000	15,000	140	5,000	28,528
Kenneth J. Huey, Jr. Chief Financial Officer and Chief Administration Officer	2002 2001 2000	145,000 136,250 130,000	5,000 10,000 -0-	597 633 765	-0- -0- -0-	34,117 34,067 23,226

(1)
In 2002, Mr. Corzine, Mr. Padgett and Mr. Huey were compensated by the Company in the amount of $70,000, $27,500 and $52,600, respectively. In 2001, Mr. Corzine and Mr. Huey were compensated by the Company in the amount of $52,500 and $43,850, respectively. In 2000, Mr. Corzine and Mr. Huey were compensated by the Company in the amount of $40,000 and $37,600, respectively. The remainder of their compensation shown was pursuant to their Employment Contracts with the Bank, which are discussed elsewhere in this Proxy Statement.

(2)
Amounts shown include compensation paid under the Bank's management incentive plan. The amount shown for 2002 was paid in 2003.

(3)
The Bank provides Mr. Corzine, Mr. Padgett and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's, Mr. Padgett's and Mr. Huey's allowances for the personal use of that automobile during 2002 were $1,014, $140 and $597, respectively. A similar allowance was provided to Mr. Corzine and Mr. Huey by the Bank in 2001 and 2000. However, the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

(4)
Amounts shown include premiums paid on insurance policies and non-cash contributions by the Bank to the account of each of the named executive officers under the Bank's profit sharing/employee stock ownership [401(k)] plan, which plan is open to all full-time employees, and contributions to the account of named executive officers under the executive savings plan.

(5)
These amounts include amounts deferred at the election of the named executive officer under the Bank's profit sharing/employee stock ownership [401(k)] plan and the executive savings plan.

        The following table provides information regarding stock options granted to the Company's executive officers during fiscal year 2002. No Stock Appreciation Rights ("SARs") were granted during fiscal year 2002.

OPTION GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANT

Name	Number of Securities Underlying Options Granted #	% of Total Options Granted to Employees in Fiscal Year	Exercise Or Base Price $	Expiration Date
Don K. Padgett	5,000	100%	7.99	02-16-12

        The following table provides information as to stock options exercised (as of exercise date) by the Company's executive officers during fiscal year ended December 31, 2002 and the value of the options held by the executive officers on December 31, 2002.

AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at FY-End #			Value of Unexercised In-the-Money Options at FY-End $
Shares Acquired on Exercise #
Name		Value Realized $	Exercisable #		Unexercisable #	Exercisable $		Unexercisable $
Norman Corzine	-0- -0- -0-	-0- -0- -0-	6,000 20,400 25,500	(5) (5)	-0- -0- -0-	11,160 25,194 101,617	(1) (2)(5) (3)(5)	-0- -0- -0-
Don K. Padgett	-0-	-0-	5,000		-0-	8,100	(4)	-0-
Kenneth J. Huey, Jr.	-0- -0- -0-	-0- -0- -0-	6,000 20,400 25,500	(5) (5)	-0- -0- -0-	11,160 25,194 101,617	(1) (2)(5) (3)(5)	-0- -0- -0-

(1)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($7.75 per share with a grant date of July 29, 1999) and the last trade of $9.61 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2002, the last trading day of the year.

(2)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($8.375 per share with a grant date of October 30, 1997) and the last trade of $9.61 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2002, the last trading day of the year.

(3)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.625 per share with a grant date of May 30, 1997) and the last trade of $9.61 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2002, the last trading day of the year.

(4)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($7.99 per share with a grant date of February 16, 2002) and the last trade of $9.61 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2002, the last trading day of the year.

(5)
Numbers reflect the 2% stock dividend declared on October 31, 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

        Effective January 1, 2003, the Company, the Bank and Mr. Kenneth J. Huey, Jr. amended an employment agreement dated July 29, 1999, to allow Mr. Huey to serve as Executive Vice President of the Bank and Chief Financial Officer and Chief Administration Officer of the Company through August 1, 2004. From October 1991 through December 2002, Mr. Huey served as President and Chief Executive Officer of the Bank and from April 1996 through April 2002, he served as President and Chief Financial Officer of the Company. Since April 2002, he served as Chief Financial Officer and Chief Administration Officer of the Company. The Company and the Bank may terminate the agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank and the Company will only pay accrued salary and other vested benefits due said officer as of the date of termination.

        Effective February 16, 2002, the Company, the Bank and Mr. Don K. Padgett signed an employment agreement allowing Mr. Padgett to serve as Executive Vice President, Chief Lending Officer of the Bank and Executive Officer of the Company through August 1, 2004. In April 2002, Mr. Padgett was elected to serve as President of the Company. Effective January 1, 2003, the Company, the Bank and Mr. Padgett amended the employment agreement dated February 16, 2002, to allow Mr. Padgett to serve as President, Chief Executive Officer, Chief Lending Officer and Director of the Bank and President of the Company through December 31, 2005. The terms of such agreement are similar to those described above for the agreement with Mr. Huey.

        Also, effective January 1, 2003, Mr. Norman Corzine's employment agreement was extended to allow him to continue as Executive Vice President—Strategic Planning Officer and Vice Chairman of the Bank and Chairman and Chief Executive Officer of the Company through December 31, 2005. Also, the terms of such agreement are similar to those described above for the agreement with Mr. Huey.

TRANSACTIONS WITH THE BANK

        Certain of the Company's executive officers, directors, and nominees for director and their respective immediate family members had transactions in excess of $60,000 originated or outstanding during the last two years with the Bank. In 2002, Dr. Higgins obtained a home mortgage loan for $553,700, the balance of which is approximately $552,000. In 1998, Mr. Lydick obtained a mortgage loan totaling $74,500 and the current balances on this loan and a credit card total approximately $61,700. In 2002, Mr. Martin obtained a mortgage on a second home of approximately $94,400 which mortgage was sold into the secondary market. Previously, Mr. Martin obtained a home mortgage loan for approximately $150,000, which has current balances totaling approximately $113,700. Also, Mr. Martin has a commercial line of credit that originated in 2001 for $25,000 limit which has an approximate balance of $12,300. In 1998, Mr. Moorhead's company, Mechanical Representatives, obtained a line of credit for $300,000, which was renewed in 2002 and currently has a balance of approximately $175,000. The Bank has loans outstanding to certain of the executive officers, directors, nominees for director which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

        All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its affiliates are made in accordance with Regulation "0" promulgated by the Federal Reserve Board and the Bank's normal lending policies.

        In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director and their respective immediate family members, for which the Bank may receive a servicing fee. However, the Bank may not be a party to such loans, but is merely the servicing agent for the holder of the loans.

PROPOSAL 2—APPROVAL OF AMENDMENT TO THE 1997 STOCK OPTION AND INCENTIVE PLAN

        At the Annual Stockholders Meeting of ACCESS ANYTIME BANCORP., INC. held on May 30, 1997, the Company's stockholders approved the 1997 Stock Option and Incentive Plan (the "Original Plan"), which reserved an aggregate of 180,000 shares (183,600 shares after reflecting the 2% stock dividend on October 31, 1997) for future issuance by the Company upon exercise of stock options to be granted from time to time for up to ten years under the Original Plan.    The Board of Directors has adopted an amendment to the Original Plan to increase the total aggregate shares by 100,000 shares, subject to approval by the Company's stockholders. The following summary is qualified in its entirety by reference to the specific provisions of the Original Plan, as amended (the "Plan"), a copy of which is attached hereto as Exhibit A.

        The purpose of the Plan is to provide a means through which the Company and its subsidiaries may attract and retain the best available personnel as officers, directors and employees of the Company and its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries and their desire to remain in the Company's and its subsidiaries' employ. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

        Proposal 2 would add 100,000 shares to the originally authorized shares. The shares may be either authorized but unissued shares or reacquired shares. Any shares subject to an award which lapses or is terminated unexercised will again be available for issuance under the Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. Each award shall be on such terms and conditions consistent with the Plan as the Committee administering the Plan may determine.

        Based on the last trade on NASDAQ on March 13, 2003, at the price of $9.24, the aggregate value of the additional 100,000 shares of stock proposed for the Plan was $924,000.

        The Plan is to be administered by the Stock Option Plan Committee of the Board (the "Committee"), none of whose members is an employee of the Company.

        The increase in available shares will be effective upon approval by the stockholders of the Company. No further Awards (as defined in the Plan) may be granted under the Plan after the expiration of ten years from the date of its initial adoption by the Board in 1997. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

ADMINISTRATION

        Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, and the number of shares of stock which may be granted under each Option or Stock Appreciation Right. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employee, their present and potential contributions to the employer's success and such other factors as the Committee in its discretion shall deem relevant.

ELIGIBILITY

        Awards may be granted only to persons who, at the time of grant, are officers, directors or other key employees. The Company is not able at this time to determine the number of eligible participants. An Award may be granted on more than one occasion to the same person, and subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right or any combination thereof.

STOCK OPTIONS

        The term of each Option shall be as specified by the Committee at the date of grant. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee. No Incentive Stock Option granted pursuant to this Plan shall be exercised by any Holder (as defined in the Plan) while there is outstanding any other Incentive Stock Option which was granted prior to the date of grant of such Incentive Stock Option to such Holder, whether pursuant to the Plan or any other plan of the Company.

        No Incentive Stock Option may be granted to any director who is not an employee. To the extent that the aggregate Fair Market Value (as defined in the Plan and determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Affiliates (as defined in the Plan) exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Internal Revenue Code (the "Code"), Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more that 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

        Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Option. Moreover, subject to the restrictions of the Sarbanes-Oxley Act of 2002, an Option Agreement

may provide for a "cashless exercise" of the Option. The Plan, as amended, contains a specific reference to the Sarbanes-Oxley Act restrictions.

        The price at which a share of stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of stock subject to an Incentive Stock Option on the date the Incentive Stock Option is granted and (ii) such purchase price shall be subject to adjustment as provided in the Plan. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

        The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

        In the event that a Holder's employment by the Company shall terminate for any reason, other than disability or death, all of any such Holder's Incentive Stock Options, and all of any such Holder's rights to purchase or receive shares of stock pursuant thereto, as the case may be, shall automatically terminate on the date of such termination of employment. However, no termination of a Holder's Incentive Stock Options shall occur if, and to the extent that, the Committee authorizes the Holder to exercise any such Incentive Stock Options at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Holder was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that an Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary.

        In the event of the determination of disability of a Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him or her may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability) at any time and from time to time, within a one year period after the date of such determination of disability, by the former employee, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

        In the event of the death of Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him or her may be exercised (to the extent the Holder would have been entitled to do so at the date of death) at any time and from time to time, within a six (6) month period after the date of death (or such later period not exceeding one (1) year to which the Committee may, in its discretion, extend such period), by the guardian of his or her estate, the executor or administrator of his or her estate or by the person or persons to whom his or her rights under the option shall pass by will or the laws of descent and distribution, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement.

        The terms and Conditions of Nonqualified Stock Options relating to the effect of the termination of a Holder's employment or service on the Board, death or disability shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of grant or at the time of such termination, disability of death.

STOCK APPRECIATION RIGHTS

        A Stock Appreciation Right is the right to receive an amount equal to the Spread (as defined in the Plan) with respect to a share of stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph IX. (c) of the Plan, retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Stock Appreciation Rights. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights.

        The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall be subject to adjustment as provided in the Plan. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant. A Stock Appreciation right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

RECAPITALIZATION OR REORGANIZATION

        The shares with respect to which Awards may be granted are shares of stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

        If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of stock then covered by such Award.

        In the event of a Change of Control (as defined in the Plan), all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an outstanding Option shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of stock subject to such Award, cash in the amount equal to the excess, if any, of the Change of Control Value (as defined in the Plan) over any exercise price or purchase price paid, if applicable. Further, in the event of a Change of Control, the

Committee, in its discretion, shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of stock then covered by such Option.

        In the event of changes in the outstanding stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by the Plan, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of stock or other consideration subject to such Awards. In the event of any such change in the outstanding stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

AMENDMENT AND TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the stockholders, amend the Plan:

  (a)
  to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in the Plan;

  (b)
  to change the class of employees eligible to receive Awards or materially increase the benefits accruing to employees under the Plan;

  (c)
  to extend the maximum period during which Awards may be granted under the Plan;

  (d)
  to modify materially the requirements as to eligibility for participation in the Plan; or

  (e)
  to decrease any authority granted to the Committee under the Plan in contravention of Rule 16b-3.

FEDERAL INCOME TAX CONSEQUENCES

        Under present federal tax laws, Awards under the Plan will have the following consequences:

  (1)
  The grant of an Award will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

  (2)
  The exercise of a Stock Option which is an "Incentive Stock Option" within the meaning of the Code generally will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The participant will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that he or she held such shares for at least one year after transfer of the shares to him or her and two years after the grant of the Stock Option. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the exercisable price and the fair market value on the date of exercise of the shares acquired pursuant to the Stock Option.

  (3)
  The exercise of a Nonqualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the Stock Option.

  (4)
  The exercise of a Stock Appreciation Right will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the amount of cash, and/or the fair market value on the date the shares are acquired pursuant to the exercise.

  (5)
  The Company will be allowed a deduction equal to the amount of ordinary income at the time the participant recognizes such ordinary income.

        The Plan could be considered to have an anti-takeover effect because the issuance of additional shares pursuant to the exercise of stock options represents additional consideration that an acquirer would have to pay and additional votes that could possibly be utilized by the Board of Directors to vote against an unfriendly party. The Board of Directors, however, notes that it did not adopt the Plan specifically for anti-takeover purposes.

        The Board of Directors has determined that the Plan is desirable, cost effective and produces employee incentives, which will benefit the Company and its shareholders.

AMENDED PLAN BENEFITS

        The following table provides information with respect to benefits received by or allocated to the following individuals and groups with respect to the additional 100,000 shares proposed to be authorized under the amended Plan:

Amended Option Plan
Name and Position	Dollar Value	Number of Shares Underlying Options
CEO and Other Individuals Named in Summary Compensation Table	*	Aggregate of 100,000 maximum additional shares for all participants.
Executive Officer Group	*	Aggregate of 100,000 maximum additional shares for all participants.
Non-Executive Officer Employee Group	*	Aggregate of 100,000 maximum additional shares for all participants.
Non-Executive Director Group	*	Aggregate of 100,000 maximum additional shares for all participants.

*
The ultimate dollar value of benefits under the Plan cannot be determined at this time, since the ultimate value will depend upon grants and market conditions existing from time to time.

EQUITY COMPENSATION PLAN INFORMATION
(as of December 31, 2002)

			(c)
	(a)	(b)
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category**	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation * plans approved by security holders	160,228	$6.31	36,215
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	160,228	$6.31	36,215

*
This item includes stock options under the Company's 1997 Stock Option and Incentive Plan, prior to the amendment to add 100,000 shares as proposed, as well as Stock Units for non-employee directors pursuant to the Company's Non-Employee Director Retainer Plan ("Retainer Plan"). Stock Units were awarded to non-employee directors at the time of service pursuant to the Retainer Plan, based on the fair market value of the stock at that time, and no further payment is required for the director to receive stock upon leaving the Board. Therefore, in column (b), the weighted average exercise price of the Stock Units is included as zero.

**
The Company has an executive savings plan, a deferred compensation plan, which has not been approved by the Company's stockholders. The participants in the executive savings plan are not entitled to receive stock under the executive savings plan. The Company has established a Rabbi Trust in connection with the executive savings plan. The Company has elected to provide Company stock to the Rabbi Trust as the Rabbi Trust's investment vehicle. Such stock is treated as treasury stock by the Company.

        The Board of Directors recommends a vote "FOR" the approval of the amendment to increase the authorized shares under the 1997 Stock Option and Incentive Plan by 100,000 shares.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has hired KPMG LLP ("KPMG") to be its external auditors for the 2003 fiscal year, subject to ratification by the Company's stockholders.

        During the 2000 and 2001 fiscal years and for the first three quarters of 2002, KPMG also provided services to the Company and the Bank in connection with the internal audit function, but has not provided such services since the end of the third quarter of 2002.

        On January 31, 2001, the Company notified its certifying accountants at that time, Robinson Burdette Martin Seright & Burrows, L.L.P. ("RBMSB"), that the client-auditor relationship between the Company and RBMSB would be terminated effective with the completion of the 2000 financial audit. Additionally, the Company announced its new certifying accountants, KPMG, to serve as independent accountants for fiscal year 2001. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors on January 25, 2001, and was ratified by the stockholders at the Company's 2001 Annual Stockholders' Meeting.

        The last report on the financial statements prepared by RBMSB was for the year ended December 31, 2000. In connection with the audits of the Company's financial statements during the years ended December 31, 2000, and December 31, 1999, there were no disagreements between the Company and RBMSB on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of RBMSB, would have caused RBMSB to make reference to the matter in their reports.

        In accordance with the rules of the Commission, the Company provided RBMSB a copy of the disclosures filed with the Commission in the Company's Form 10-KSB for the year-end December 31, 2000, and requested RBMSB to furnish the Company with a letter addressed to the Commission stating whether or not RBMSB agreed with the statements made by the Company, and if not, stating the respects in which it did not agree. A copy of the letter, which indicates no disagreements, was attached as Exhibit 16.1 to the Company's year 2000 Form 10-KSB. The Company did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

        Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        The Board of Directors recommends that stockholders vote "FOR" the approval of the appointment of KPMG LLP, as external auditors.

KPMG FEES

        The following table represents fees billed and received for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements in 2002, and for other services rendered by KPMG LLP.

Audit fees, excluding audit related(1)	$109,047

Financial information systems design and implementation(2)	—
All other fees:
Audit related fees(3)	78,399

Total fees	$187,446

  (1)
  $28,563 of the Audit fees was for services rendered in 2001 but paid for in 2002.

  (2)
  Financial information systems design and implementation would consist of consulting for enterprise-wide financial information system.

  (3)
  Audit related fees were principally for internal audit services, assistance with implementation of the Sarbanes-Oxley Act, agreed upon procedures related to a potential acquisition, addressing SEC comments and audit committee financial reporting responsibilities.

        The Audit Committee considered and confirmed that the provision of non-audit services was compatible with maintaining the independence of KPMG LLP as the Company's independent auditors for the year 2002 audit.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2002, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with, except a report of one option grant that was exercised by one outside director, Allan Moorhead, which was filed with the SEC, but was subsequently misplaced and was then reported late on Form 4.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

        All stockholders of record as of the close of business on March 13, 2003 are being mailed the Company's Annual Report along with this proxy statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's Corporate Secretary, ACCESS ANYTIME BANCORP, INC., 801 Pile Street, P.O. Box 1569, Clovis, New Mexico 88101 no later than November 18, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted outside the processes of such rules will be considered untimely if notice is received by the Company after February 1, 2004, and the proxy for such meeting may confer discretionary authority to vote on a matter for which notice is not received in a timely manner.

BY ORDER OF THE BOARD OF DIRECTORS
Kathy Allenberg Corporate Secretary

Albuquerque, New Mexico
March 18, 2003

FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (the "2002 10-KSB"), AS FILED WITH THE SEC, IS INCLUDED AS PART OF THE 2002 ANNUAL REPORT TO STOCKHOLDERS AND ACCOMPANIES THE INITIAL MAILING OF THIS PROXY STATEMENT TO THE STOCKHOLDERS. IN ADDITION, A COPY OF THE 2002 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

EXHIBIT A

RESTATED AND AMENDED
ACCESS ANYTIME BANCORP, INC.
1997 STOCK OPTION AND INCENTIVE PLAN

I. PURPOSE

The purpose of the ACCESS ANYTIME BANCORP, INC. 1997 STOCK OPTION AND INCENTIVE PLAN (the "Plan") is to provide a means through which Access Anytime Bancorp, Inc., a Delaware corporation (the "Company"), and its subsidiaries, may attract and retain the best available personnel as officers, directors and employees of the Company and its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries and their desire to remain in the Company's and its subsidiaries' employ. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

II. DEFINITIONS

        The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

        (a)  "Affiliates" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f) respectively.

        (b)  "Award" means, individually or collectively, any Option or Stock Appreciation Right.

        (c)  "Board" means the Board of Directors of the Company.

        (d)  "Change of Control" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

        (e)  "Change of Control Value" shall mean (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

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        (f)    "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

        (g)  "Committee" means the Stock Committee of the Board. If the Company is governed by Section 16 of the 1934 Act, no director shall serve as a member of the Committee unless he or she is a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the 1934 Act.

        (h)  "Company" means Access Anytime Bancorp, Inc..

        (i)    "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

        (j)    An "employee" means any person (including an officer or a Director) employed on a full-time basis by the Employer.

        (k)  "Employer" means the Company, an Affiliate or any Subsidiary.

        (1)  "Fair Market Value" means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

        (m)  "Holder" means an employee who has been granted an Award.

        (n)  "Incentive Stock Option" means an incentive stock option within the meaning of section 422(b) of the Code.

        (o)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

        (p)  "Nonqualified Stock Option" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option,

        (q)  "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

        (r)  "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

        (s)  "Plan" means the Access Anytime Bancorp, Inc. 1997 Stock Option and Incentive Plan, as amended from time to time.

        (t)    "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

        (u)  "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right; provided, however, the Committee may establish, in its sole

2

discretion, in any Stock Appreciation Rights Agreement, the maximum amount of Spread attributable to a Stock Appreciation Right.

        (v)  "Stock" means the common stock, $0.01 par value, of the Company.

        (w)  "Stock Appreciation Right" means an Award granted under Paragraph VIII of the Plan.

        (x)  "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

        (y)  "Subsidiary" means any corporation or entity of which more than 50% of the outstanding securities or ownership interests having ordinary voting power to elect a majority of the members of the Board of Directors, or persons in similar capacity of such corporation or entity, is, directly or indirectly owned by the Company.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within twelve months thereafter. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired. The amendment to the Plan increasing the authorized shares by 100,000 shares shall be effective upon approval by the stockholders of the Company.

IV. ADMINISTRATION

        (a)  Committee.    The Plan shall be administered by the Committee.

        (b)  Powers.    Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, and the number of shares of Stock which may be issued under each Option or Stock Appreciation Right. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Employer's success and such other factors as the Committee in its discretion shall deem relevant.

        (c)  Additional Powers.    The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

        (d)  Expenses.    All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons to assist the Committee in the carrying out of its duties hereunder.

V. STOCK SUBJECT TO THE PLAN

        (a)    Stock Grant and Award Limits.    The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the

3

provisions of Paragraph VI. Subject to Paragraph IX, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 283,600 shares (reflecting the effect of the 2% stock dividend of October 31, 1997, and an additional 100,000 shares pursuant to amendment to the Plan). Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is to only be paid in cash or is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

        (b)    Stock Offered.    The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

VI. ELIGIBILITY

        Awards may be granted only to persons who, at the time of grant, are officers, directors or other key employees. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right or any combination thereof.

VII. STOCK OPTIONS

        (a)    Option Period.    The term of each Option shall be as specified by the Committee at the date of grant.

        (b)    Limitations on Exercise of Option.    An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee. No Incentive Stock Option granted pursuant to this Plan shall be exercised by any Holder while there is outstanding any other Incentive Stock Option which was granted prior to the date of grant of such Incentive Stock Option to such Holder, whether pursuant to this Plan or any other plan of the Company. In the event that any additional Incentive Stock Option is granted at a later date pursuant to the Plan to any Holder, the instrument evidencing any such additional Incentive Stock Option shall include the following provisions:

          "This incentive stock option is not exercisable while there is outstanding any incentive stock option which was granted prior to the date of the grant hereof to the holder of this incentive stock option to purchase shares of common stock of Access Anytime BanCorp, Inc. or any of its subsidiaries."

        (c)    Special Limitations on Incentive Stock Options.    No Incentive Stock Option may be granted to any Director who is not an employee. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Affiliates exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock

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subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

        (d)    Option Agreement.    Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Option. Moreover, subject to the restrictions imposed by the Sarbanes-Oxley Act of 2002, an Option Agreement may provide for a "cashless exercise" of the Option. Such Option Agreement may also include, without limitation, provisions relating to (1) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

        (e)    Option Price and Payment.    The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Incentive Stock Option on the date the Incentive Stock Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph IX. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in fill in the manner prescribed by the Committee.

        (f)    Stockholder Rights and Privileges.    The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

        (g)    Options and Rights in Substitution for Stock Options Granted by Other Corporations.    Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company, an Affiliate, or any Subsidiary, or the acquisition by the Company, an Affiliate or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company, an Affiliate or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

        (h)  Effect of Termination of Employment, Disability or Death.

          1.    Termination of Employment.    In the event that a Holder's employment by the Company shall terminate for any reason, other than disability or death, all of any such Holder's Incentive Stock Options, and all of any such Holder's rights to purchase or receive shares of Stock pursuant thereto, as the case may be, shall automatically terminate on the date of such termination of employment. However, no termination of a Holder's Incentive Stock Options shall occur if, and to the extent that, the Committee authorizes the Holder to exercise any such Incentive Stock Options at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Holder was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that an Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary, the employment of all of its

5

  employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary.

          2.    Disability.    In the event of the determination of disability of a Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability) at any time and from time to time, within a one year period after the date of such determination of disability, by the former employee, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

          3.    Death.    In the event of the death of Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him may be exercised (to the extent the Holder would have been entitled to do so at the date of death) at any time and from time to time, within a six (6) month period after the date of death (or such later period not exceeding one (1) year to which the Committee may, in its discretion, extend such period), by the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement.

          4.    Nonqualified Stock Options.    The terms and conditions of Nonqualified Stock Options relating to the effect of the termination of a Holder's employment or service on the Board, death or disability shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of grant or at the time of such termination, disability or death.

        (i)    Other Restrictions on Exercise.    The Committee may impose additional conditions upon the right of any Holder to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan or, with respect to Incentive Stock Options, are not inconsistent with the requirements under Code Section 422.

VIII. STOCK APPRECIATION RIGHTS

        (a)    Stock Appreciation Rights.    A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph IX.(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall

6

specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Stock Appreciation Rights.

        (b)    Other Terms and Conditions.    At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

        (c)    Exercise Price.    The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall be subject to adjustment as provided in Paragraph IX.

        (d)    Exercise Period.    The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

        (e)    Limitations on Exercise of Stock Appreciation Right.    A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

IX. RECAPITALIZATION OR REORGANIZATION

        (a)  The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

        (b)  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

        (c)  In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over any exercise price or purchase price paid, if applicable. Further, in the event of a Change of Control, the Committee, in its discretion, shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then

7

exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

        (d)  In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

        (e)  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (f)    Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

        (g)  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

X. AMENDMENT AND TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority

8

thereunder), and provided, further, that the Board may not, without approval of the stockholders, amend the Plan:

        (a)  to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph IX;

        (b)  to change the class of employees eligible to receive Awards or materially increase the benefits accruing to employees under the Plan;

        (c)  to extend the maximum period during which Awards may be granted under the Plan;

        (d)  to modify materially the requirements as to eligibility for participation in the Plan; or

        (e)  to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

XI. MISCELLANEOUS

        (a)    No Right to An Award.    Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Option, a right to a Stock Appreciation Right, or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement or Stock Appreciation Rights Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

        (b)    Employees' Rights Unsecured.    The right of an employee to receive Stock, cash or any other payment under this Plan shall be an unsecured claim against the general assets of the Company. The Company may, but shall not be obligated to, acquire shares of Stock from time to time in anticipation of its obligations under this Plan, but a Participant shall have no right in or against any shares of Stock so acquired. All Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate.

        (c)    No Employment Rights Conferred.    Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with any Employer or (ii) interfere in any way with the right of any Employer to terminate an employee's employment at any time.

        (d)    Other Laws: Withholding.    The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Unless the Awards and Stock covered by this Plan have been registered under the Securities Act of 1993, or the Company has determined that such registration is unnecessary, each Holder exercising an Award under this Plan may be required by the Company to give representation in writing that such Holder is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

        (e)    No Restriction on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company, an Affiliate or any Subsidiary from taking any corporate action which is deemed by the Company, an Affiliate or any Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No

9

employee, beneficiary or other person shall have any claim against the Company, an Affiliate or any Subsidiary as a result of any such action.

        (f)    Restrictions on Transfer.    An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

        (g)    Beneficiary Designation.    Each Holder may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Holder, shall be in a form prescribed by the Committee, and will be effective only when filed by the Holder in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Holder's death shall be paid to his estate.

        (h)    Rule 16b-3.    It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

        (i)    Section 162(m).    If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

        (j)    Indemnification.    Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, under separate indemnification agreements, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        (k)    Governing Law.    This Plan shall be construed in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Access Anytime Bancorp, Inc. has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of this            day of                        , 2003.

By:
Name:
Title:

10

REVOCABLE PROXY

ACCESS ANYTIME BANCORP, INC.

PROXY Solicited on Behalf of the Board of Directors

I N S T R U C T I O N S
The undersigned does hereby constitute and appoint Mr. Norm Corzine, Mr. Don K. Padgett, and Mr. Kenneth J. Huey, Jr., and each of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of substitution to represent and vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of ACCESS ANYTIME BANCORP, INC. to be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 25, 2003, at 8:30 a.m., local time and at any adjournments thereof on all matters coming before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

 Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title. If stock is held jointly, each owner should sign. If stock is owned by a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

A vote FOR the following proposals is recommended by the Board of Directors.

1.		Election of Directors: (Mr. Charles Guthals, Cornelius Higgins, Ph.D., and David Ottensmeyer, M.D.)
	Mark one:	FOR all nominees listed above.
FOR all nominees listed above except
WITHHOLD AUTHORITY to vote for all nominees listed above.
2.		Amendment of the 1997 Stock Option and Incentive Plan (Plan) to increase the number of stock options available to be granted from time to time under the Plan by 100,000 shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.		Selection of KPMG LLP as independent public accountants for the current year.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4.		In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting or any adjournment or adjournments thereof.

Signature
Signature
Dated:	, 2003
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE

March 18, 2003

Dear ESOP Participant:

        In connection with the Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company"), the holding company for FIRSTBANK, you may direct the voting of the shares of ACCESS ANYTIME BANCORP, INC. common stock held by the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

        On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to First Financial Trust Company (the "ESOP Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 25, 2003 and the ACCESS ANYTIME BANCORP, INC. Annual Report to Stockholders.

        As of the Record Date, March 13, 2003, the ESOP Trust held 240,000 shares of Company common stock, 80,000 shares of which have been allocated to participants' accounts. These allocated shares will be voted as directed by the ESOP participants, provided timely instructions from the participants are received by the ESOP Trustee. The allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will not be voted by the ESOP Trustee. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee.

        At this time, in order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 4, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or FIRSTBANK. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.

                      Sincerely,
                      Kathy Allenberg
                      Corporate Secretary

March 18, 2003

    label

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that First Financial Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of ACCESS ANYTIME BANCORP, INC. (Company) common stock under the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 25, 2003.

        Accordingly, you are to vote my shares as follows:

1.	Election of Directors:
Mr. Charles Guthals, Cornelius Higgins, Ph.D., and David Ottensmeyer, M.D.
	Mark one:		FOR all nominees listed above.

FOR all nominees listed above except

WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Amendment of the 1997 Stock Option and Incentive Plan (Plan) to increase the number of stock options available to be granted from time to time under the Plan by 100,000 shares.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Selection of KPMG LLP as independent public accountants for the current year.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

        The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage paid envelope no later than April 4, 2003.

QuickLinks

PROXY STATEMENT FOR ACCESS ANYTIME BANCORP, INC. 5210 EUBANK BLVD., N.E. ALBUQUERQUE, NEW MEXICO 87111 (505) 742-7495 ANNUAL MEETING OF STOCKHOLDERS April 25, 2003
VOTING INFORMATION
PRINCIPAL OWNERS OF VOTING SECURITIES
PROPOSAL 1—ELECTION OF DIRECTORS
CONTINUING IN OFFICE
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
DIRECTORS' COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR INDIVIDUAL GRANT
AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
TRANSACTIONS WITH THE BANK
PROPOSAL 2—APPROVAL OF AMENDMENT TO THE 1997 STOCK OPTION AND INCENTIVE PLAN
ADMINISTRATION
ELIGIBILITY
STOCK OPTIONS
STOCK APPRECIATION RIGHTS
RECAPITALIZATION OR REORGANIZATION
AMENDMENT AND TERMINATION OF THE PLAN
FEDERAL INCOME TAX CONSEQUENCES
AMENDED PLAN BENEFITS
EQUITY COMPENSATION PLAN INFORMATION (as of December 31, 2002)
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF AUDITORS
KPMG FEES
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MISCELLANEOUS
STOCKHOLDER PROPOSALS
FORM 10-KSB
EXHIBIT A RESTATED AND AMENDED ACCESS ANYTIME BANCORP, INC. 1997 STOCK OPTION AND INCENTIVE PLAN
REVOCABLE PROXY ACCESS ANYTIME BANCORP, INC. PROXY Solicited on Behalf of the Board of Directors
ESOP Letter
VOTE AUTHORIZATION FORM